UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: July 23, 2002

PRIME EQUIPMENT, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-29937	88-0412653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200-8275 South Eastern Avenue

Las Vegas, Nevada 89123

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone number, including area code: (702) 990-8387

Item 1. Changes in Control of Registrant.

On July 10, 2002, a Share Exchange Agreement (the "Agreement") was entered into between Prime Equipment, Inc. ("Prime") and Netmagic Investments Limited ("Netmagic"). Under the terms of the Agreement, Netmagic agrees to transfer to Prime 100% of IP Teleservices, Inc. ("IPT") issued and outstanding shares, and the ownership of it's software Platform, of which Netmagic owns 100%. In consideration for the IPT shares and software platform, Prime issued five hundred thousand (500,000) shares of its preferred shares to Netmagic's referral agent POLINVEST Ltd., and five million (5,000,000) shares of its common stock to the following Netmagic shareholders:

	Shareholder Name	No. of Common Prime Shares
1.	Media Fund Limited	900,000
2.	Virgo Enterprises Co	720,000
3.	Ms Kam-Lan Mak	680,000
4.	Best Holding Limited	900,000
5.	Best Reliance Limited	600,000
6.	Ms. Liao Lin Chun-Huei	300,000
7.	Mr. Kin-Ming So	100,000
8.	Ms. Lai-Bing Fung	800,000
	Shareholder Name	No. of Preferred Prime Shares
1.	POLINVEST Ltd.	500,000

Upon closing of the Agreement on or before July 31, 2002 (Closing Date) and issuance of the above listed shares, the Netmagic shareholders will hold 55% of the issued and outstanding shares of common stock of Prime, and Polyinvest LTD. will own 100% of the issued and outstanding shares of preferred stock. Following is a list of certain beneficial shareholders of Prime.

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Common	Media Fund Limited	900,000	9.9%
Common	Virgo Enterprises Co.	720,000	7.9%
Common	Ms. Kam-Lan Mak	680,000	7.5%
Common	Best Holding Limited	900,000	9.9%
Common	Best Reliance Limited	600,000	6.6%
Common	Ms. Lai-Bing Fung	800,000	8.8%
Preferred	Polinvest, LTD	500,000	100%

Item 2. Acquisition or Disposition of Assets.

Under the Agreement described in Item 1 above, Prime has acquired 100% of the issued and outstanding shares of IPT and its software platform, in exchange for 5,00,000 shares of Prime's common stock and 500,000 share of Prime's preferred stock. Determination of the purchase price was based upon current market for the shares of each company.

Item 7. Financial Statements and Exhibits.

IP TELESERVICES INC.

Financial Statements

December 31, 2001

(U.S. Dollars)

IP TELESERVICES INC.                                                                 CONTENTS

FINANCIAL STATEMENTS

December 31, 2001

(U.S. Dollars)

INDEPENDENT ACCOUNTANTS' REPORT

BALANCE SHEET	STATEMENT 1
STATEMENT OF EARNINGS	STATEMENT 2
STATEMENT OF STOCKHOLDER'S EQUITY	STATEMENT 3
STATEMENT OF CASH FLOWS	STATEMENT 4
NOTES TO THE FINANCIAL STATEMENTS

EVANCIC PERRAULT ROBERTSON

CERTIFIED GENERAL ACCOUNTANTS

INDEPENDENT ACCOUNTANTS' REPORT

To the Board of Directors and Stockholder

IP Teleservices Inc.

We have audited the balance sheet of IP Teleservices Inc. as of December 31, 2001 and the statements of earnings, stockholder's equity and cash flows for the period from March 16, 2001 to December 31, 2001. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the IP Teleservices Inc. as of December 31, 2001 and the results of its operations and its cash flows for the period from March 16, 2001 to December 31, 2001 in conformity with accounting principles generally accepted in the United States.

CERTIFIED GENERAL ACCOUNTANTS

Coquitlam, B.C.

May 24, 2002

2nd Floor Heron Centre, 566 Lougheed Highway, Coquitlam, B.C. V3K 3S3

Telephone (604) 936-4377 Fax (604) 936-8376

Website: eprcoq.com Email: eprcoq@eprcoq.com

Office Across Canada

Affiliates Around the World

IP TELESERVICES INC.                                                                                         STATEMENT 1

BALANCE SHEET

December 31, 2001

(U.S. Dollars)

ASSETS

Current:
Cash	$ 54,100
Accounts receivable	140,148
Government agencies receivable	4,345
Prepaid expenses	119,999
Current portion of lease receivable - note 2	16,265
334,857
Lease receivable - note 2	13,449
Due from stockholder - note 3	1,508
Property, plant and equipment - note 4	102,891
$ 452,705
LIABILITIES AND STOCKHOLDER'S EQUITY
Current:
Accounts payable and accrued liabilities	$ 237,794
Customer deposits	44,148
281,942
Loans payable - letter 5	166,901
Due to director - note 6	3,792
452,635
Stockholder's equity
Capital stock - note 7	1
Other comprehensive income	(2)
Retained earnings	71
70
$ 452,705

On behalf of the Board

________________________________Director

The accompanying notes are an integral part of these financial statements.

EVANCIC PERRAULT ROBERTSON

IP TELESERVICES INC.                                                             STATEMENT 2

STATEMENT OF EARNINGS

For the period from March 16, 2001 to December 31, 2001

(U.S. Dollars)
Revenue	$186,975
Cost of goods sold	128,492
Gross profit	58,483
Expenses
Amortization	11,331
Bank charges and interest	88
Consulting	11,754
Foreign exchange	(4,333)
Office	309
Professional fees	9,602
Promotions and entertainment	585
Subcontractors	16,459
Travel	12,617
58,412
Net earnings for the period	$71
Weighted average number of shares outstanding, after taking effect of post period end stock split	5,000,000
Earnings per share	$-

The accompanying notes are an integral part of these financial statements.

EVANCIC PERRAULT ROBERTSON

IP TELESERVICES INC.                                                                                         STATEMENT 3

STATEMENT OF STOCKHOLDER'S EQUITY

For the period from March 16, 2001 to December 31, 2001

(U.S. Dollars)

	Common Shares		OCI	Retained Earnings	Total
	Number	Amount
Issuance of stock for cash
March 16, 2001	1	$1	$-	$-	$1
Net earnings for the period	-	-	-	71	71
Effect of foreign exchange	-	-	(2)	-	(2)
Balance, December 31, 2001	1	$1	$(2)	$71	$70

The accompanying notes are an integral part of these financial statements.

EVANCIC PERRAULT ROBERTSON

IP TELESERVICES INC.                                                                                 STATEMENT 4

STATEMENT OF CASH FLOWS

For the period from March 16, 2001 to December 31, 2001

(U.S. Dollars)
Cash provided by (used for)

Cash from operating activities:
Earnings from operating activities	$71
Items not requiring an outlay of funds
Amortization	11,331
Changes in non-cash working capital	11,402
Increase in accounts receivable	(144,168)
Increase in prepaid expenses	(120,000)
Increase in accounts payable and accrued liabilities	244,616
Increase in government agencies receivable	(4,379)
Increase in customer deposits	45,000
32,471
Cash from financing activities:
Loan advances	171,511
Loan to stockholder	(1,550)
Loan from director	3,897
Issuance of capital stock	1
173,859
Cash from investing activities:
Purchases of property, plant and equipment	(114,942)
Increase in lease receivable	(30,024)
(144,966)
Effect of exchange rate changes on cash	(7,264)
Increase in cash	54,100
Cash, beginning of period	-
Cash, end of period	$54,100
Supplemental Disclosures
Interest paid	$-
Income taxes paid	$-

The accompanying notes are an integral part of these financial statements.

EVANCIC PERRAULT ROBERTSON

IP TELESERVICES INC.

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2001

(U.S. Dollars)

IP Teleservices Inc. (IPT) is a telecommunication company in Canada poised to be the leader in "softswitch" Voice over Internet Protocal (VoIP) implementation on a global scale. It will generate significant traffic volume from the retail, wholesale and franchising opportunities around the world. At the same time, it will improve the overall margin continuously as its network grows with its latest integrated software technology.

The Company was incorporated on March 16, 2001 under the Canada Business Corporations Act by a team of experienced telecom marketers and software developers. Their objective is to build and develop a Global Voice Services Backbone Network that connects to VoIP Gateways and Call Management Data Centres spanning the globe. It has already successfully built a software based VoIP application platform that enables VoIP over the Internet and/or Internet for Long Distance Telephone services and Calling Card businesses. This platform can be deployed inexpensively, quickly and most importantly, globally.

IP Teleservices Inc. has been making acquisitions and establishing partnerships with strategic local telecom companies. Through these acquisitions, IPT has placed itself in a position to provide a global VoIP Network that will link their presence in North America to Asia as well as Europe. This in turn provides many opportunities for the company to develop more lucrative business opportunities in the retail, wholesale and franchising sectors.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

Cash and cash equivalents includes cash and those short-term market instruments which, on acquisition, have a term to maturity of one year or less.

Financial instruments

The estimated fair value of cash and equivalents, short-term investments, accounts receivable, loans receivables, and accounts payable and accrued liabilities approximate their carrying amounts in the financial statements. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency, or credit risks arising from these financial statements.

Revenue recognition

Telecommunication products and services:

Revenue is recorded, net of trade discounts and allowances, upon shipment of products or rendering of services and when all significant contractual obligations have been satisfied and collection is reasonably assured.

Earnings (Loss) per share

Basic EPS is determined using net income divided by the weighted average shares outstanding during the period. Diluted EPS is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential common shares were issued. Since the Company has no common shares that are potentially issuable, such as stock options, convertible securities or warrants, basic and diluted EPS are the same.

Translation of foreign currencies

The functional currency of the Company is the Canadian dollar. The financial statements of the Company's operations whose functional currency is other than the Canadian dollar are translated from such functional currency to Canadian dollars using the current rate method. Under the current rate method, assets and liabilities are translated at the exchange rates in effect at the balance sheet date. Revenues and expenses, including gains and losses on foreign exchange transactions, are translated at average rates for the period. Where the current rate method is used, the unrealized translation gains will be accumulated in other comprehensive income (OCI) under the shareholders' equity section.

Property, plant and equipment

Capital assets are recorded at cost. Amortization is provided annually on a straight-line basis over a period of three years to write-off the assets over their estimated useful lives.

Use of Estimates

The preparation of the Company's financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates; however, management does not believe these differences would have a material effect on operating results.

2 LEASE RECEIVABLE

Equipment leased out for a term of two years commencing December 11, 2001 with monthly lease receipts of $1,687 excluding sales taxes, at an interest rate of 13.825%.
Balance	$33,454
Less: unearned interest	(3,740)
29,714
Less: current portion	(16,265)
$ 13,449

3. DUE FROM STOCKHOLDER

The Company has advances receivable from its parent company. Advances carry no specific provision for interest or repayment. The parent company stated that it will not request repayment within the next fiscal year.

4. PROPERTY, PLANT AND EQUIPMENT

	Cost	Accumulated Amortization	Net Book Value
Computer equipment	$10,175	$2,095	$8,080
Telephone equipment	103,731	8,920	94,811
	$113,906	$11,015	$102,891

5. LOANS PAYABLE

Best Holding Limited	$68,011
Media Fund Limited	68,011
Bove Telecom Services Inc.	30,879
$166,901

The Company has loans payable which are non-interest bearing and have no specific repayment terms. The lenders stated that they will not request payment within the next fiscal year.

6. DUE TO DIRECTOR

The Company has a loan payable to its director which is non-interest bearing and has no specific repayment terms. The director has stated that he will not request payment within the next fiscal year.

7. SHARE CAPITAL

Authorized: unlimited common shares without par value.
Issued and outstanding:
1 common share	$

8. SUBSEQUENT EVENTS

On March 23, 2002, the Company split its common shares by a ratio of 5,000,000 to 1.

Effective July 10, 2002, 100% of the Company's issued and outstanding shares were sold in exchange for 5,000,000 of the acquiring company's common shares.

IP TELESERVICES INC.

Financial Statements

(Unaudited)

March 31, 2002

(U.S. Dollars)

IP TELESERVICES INC. CONTENTS

FINANCIAL STATEMENTS

December 31, 2002

(Unaudited)

(U.S. Dollars)

INDEPENDENT ACCOUNTANTS' REPORT

BALANCE SHEET	STATEMENT 1
STATEMENT OF EARNINGS	STATEMENT 2
STATEMENT OF STOCKHOLDER'S EQUITY	STATEMENT 3
STATEMENT OF CASH FLOWS	STATEMENT 4
NOTES TO THE FINANCIAL STATEMENTS

EVANCIC PERRAULT ROBERTSON

CERTIFIED GENERAL ACCOUNTANTS

INDEPENDENT ACCOUNTANTS' REPORT

To the Board of Directors and Stockholder

IP Teleservices Inc.

We have reviewed the accompanying balance sheet of IP Teleservices Inc. as at March 31, 2002 and the statements of earnings, stockholder's equity and cash flows for the period from January 1, 2002 to March 31, 2002. These financial statements are the responsibility of IP Teleservices Inc.'s management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of financial statements consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, no such opinion is expressed.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles established by the American Institute of Certified Public Accountants.

CERTIFIED GENERAL ACCOUNTANTS

Coquitlam, B.C.

July 8, 2002

2nd Floor Heron Centre, 566 Lougheed Highway, Coquitlam, B.C. V3K 3S3

Telephone (604) 936-4377 Fax (604) 936-8376

Website: eprcoq.com Email: eprcoq@eprcoq.com

Office Across Canada

Affiliates Around the World

IP TELESERVICES INC.                                                                             STATEMENT 1

BALANCE SHEET

March 31, 2002

(Unaudited - See Independent Accountants' Report)

(U.S. Dollars)

	2002	2001
ASSETS
Current:
Cash	$48,440	$20,000
Accounts receivable	272,424	-
Current portion of lease receivable - note 2	11,563	-
	332,427	20,000
Lease receivable - note 2	18,125	-
Due from stockholder - note 3	1,507	-
Property, plant and equipment - note 4	108,485	7,405
	$460,544	$27,405
LIABILITIES AND STOCKHOLDER'S EQUITY
Current:
Accounts payable and accrued liabilities	$215,108	$15,430
Customer deposits	25,072	-
Government agencies payable	633	-
Corporate taxes payable	23,836
	264,649	15,430
Loans payable - note 5	166,755	-
Due to director - note 6	3,789	23,832
	435,193	39,262
Stockholder's equity
Capital stock - note 7	1	1
Other comprehensive income	1	135
Retained earnings (deficit)	25,349	(11,993)
	25,351	(11,857)
	$460,544	$27,405

 On behalf of the Board

________________________________Director

The accompanying notes are an integral part of these financial statements.

EVANCIC PERRAULT ROBERTSON

IP TELESERVICES INC.                                                                 STATEMENT 2

STATEMENT OF EARNINGS

For the period from January 1, 2002 to March 31, 2002

(Unaudited - See Independent Accountants' Report)

(U.S. Dollars)
	January 1, 2002 to March 31, 2002	March 16, 2001 to March 31, 2001
Revenues	$263,769	$-
Cost of goods sold	171,597	-
Gross profit	92,172	-
Expenses
Amortization	10,467	-
Bank charges and interest	222	-
Commissions	3,355	-
Consulting	28,224	-
Foreign exchange	1,300	-
Professional fees	-	1,596
Travel	-	10,397
	43,568	11,993
	48,604	(11,993)
Gain on disposal of property, plant and equipment	509	-
Earnings (loss) before provision for income taxes	49,113	(11,993)
Current income taxes	23,834	-
Net earnings (loss) for the period	$25,279	(11,993)
Weighted average number of shares outstanding	5,000,000	5,000,000
Earnings (loss) per share	$0.005	$(0.002)

The accompanying notes are an integral part of these financial statements.

EVANCIC PERRAULT ROBERTSON

IP TELESERVICES INC.                                                                                     STATEMENT 3

STATEMENT OF STOCKHOLDER'S EQUITY

For the period from January 1, 2002 to March 31, 2002

(Unaudited - See Independent Accountants' Report)

(U.S. Dollars)

	Common Shares			Retained
	Number	Amount	OCI	Earnings	Total
				(Deficit)
Issuance of stock for cash
March 16, 2001	1	$1	$-	$-	$1
Net loss for the period	-	-	-	(11,993)	(11,993)
Effect of foreign exchange	-	-	-	135	135
Balance, March 31, 2001	1	1	135	(11,993)	(11,857)
Net earnings for the period	-	-	-	12,064	12,064
Effect of foreign exchange	-	-	-	(137)	(137)
Balance December 31, 2001	1	1	(2)	71	70
March 23, 2002 stock split
(Note 7)	4,999,999	-	-	-	-
Net earnings for the period	-	-	-	25,279	25,279
Effect of foreign exchange	-	-	3	(1)	2
Balance, March 31, 2002	5,000,000	$1	$1	$25,349	$25,351

The accompanying notes are an integral part of these financial statements.

EVANCIC PERRAULT ROBERTSON

IP TELESERVICES INC. STATEMENT

STATEMENT OF CASH FLOWS

For the period from January 1, 2002 to March 31, 2002

(Unaudited - See Independent Accountants' Report)

(U.S. Dollars)

	January 1, 2002 to March 31, 2002	March 16, 2001 to March 31,2001
Cash provided by (used for)
Cash from operating activities:
Earnings (loss) from operating activities	$25,279	$(11,993)
Items not requiring an outlay of funds
Amortization	10,467	-
Gain on disposal of property, plant and equipment	(509)	-
	35,237	(11,993)
Changes in non-cash working capital
Increase in accounts receivable	(132,383)	-
Decrease in prepaid expenses	120,000	-
Increase (decrease) in accounts payable and accrued liabilities	(22,476)	15,607
Decrease in government agencies receivable	4,932	-
Decrease in customer deposits	(20,000)	-
Increase in corporate taxes payable	23,833	-
	9,143	3,614
Cash from financing activities:
Loan from director	-	23,897
Issuance of capital stock	-	1
	-	23,898
Cash from investing activities:
Purchases of property, plant and equipment	(21,619)	(7,404)
Proceeds on disposal of property, plant and equipment	5,923	-
	(15,696)	(7,404)
Effect of exchange rate changes on cash	893	(108)
Increase (decrease) in cash	(5,660)	20,000
Cash, beginning of period	54,100	-
Cash, end of period	$48,440	$20,000
Supplemental Disclosures
Interest paid	$-	$-
Income taxes paid	$-	$-

The accompanying notes are an integral part of these financial statements.

EVANCIC PERRAULT ROBERTSON

IP TELESERVICES INC.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2002

(Unaudited - See Independent Accountants' Report)

(U.S. Dollars)

IP Teleservices Inc. (IPT) is a telecommunication company in Canada poised to be the leader in "softswitch" Voice over Internet Protocol (VoIP) implementation on a global scale. It will generate significant traffic volume from the retail, wholesale and franchising opportunities around the world. At the same time, it will improve the overall margin continuously as its network grows with its latest integrated software technology.

The Company was incorporated on March 16, 2001 under the Canada Business Corporations Act by a team of experienced telecom marketers and software developers. Their objective is to build and develop a Global Voice Services Backbone Network that connects to VoIP Gateways and Call Management Data Centres spanning the globe. It has already successfully built a software based VoIP application platform that enables VoIP over the Internet and/or Internet for Long Distance Telephone services and Calling Card businesses. This platform can be deployed inexpensively, quickly and most importantly, globally.

IP Teleservices Inc. has been making acquisitions and establishing partnerships with strategic local telecom companies. Through these acquisitions, IPT has placed itself in a position to provide a global VoIP Network that will link their presence in North America to Asia as well as Europe. This in turn provides many opportunities for the company to develop more lucrative business opportunities in the retail, wholesale and franchising sectors.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

Cash and cash equivalents includes cash and those short-term market instruments which, on acquisition, have a term to maturity of one year or less.

Financial instruments

The estimated fair value of cash and equivalents, short-term investments, accounts receivable, loans receivables, and accounts payable and accrued liabilities approximate their carrying amounts in the financial statements. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency, or credit risks arising from these financial statements.

Revenue recognition

Telecommunication products and services:

Revenue is recorded, net of trade discounts and allowances, upon shipment of products or rendering of services and when all significant contractual obligations have been satisfied and collection is reasonably assured.

Earnings (Loss) per share

Basic EPS is determined using net income divided by the weighted average shares outstanding during the period. Diluted EPS is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential common shares were issued. Since the Company has no common shares that are potentially issuable, such as stock options, convertible securities or warrants, basic and diluted EPS are the same

Translation of foreign currencies

The functional currency of the Company is the Canadian dollar. The financial statements of the Company's operations whose functional currency is other than the Canadian dollar are translated from such functional currency to Canadian dollars using the current rate method. Under the current rate method, assets and liabilities are translated at the exchange rates in effect at the balance sheet date. Revenues and expenses, including gains and losses on foreign exchange transactions, are translated at average rates for the period. Where the current rate method is used, the unrealized translation gains will be accumulated in other comprehensive income (OCI) under the shareholders' equity section.

Property, plant and equipment

Capital assets are recorded at cost. Amortization is provided annually on a straight-line basis over a period of three years to write-off the assets over their estimated useful lives.

Use of Estimates

The preparation of the Company's financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates; however, management does not believe these differences would have a material effect on operating results.

2 LEASE RECEIVABLE

	2002	2001
Equipment leased out for a term of two years commencing December 11, 2001 with monthly lease receipts of $1,687 excluding sales taxes, at an interest rate of 13.825%.
Aggregate of payments receivable	$33,424	$-
Less: unearned interest	(3,736)	-
	29,688	-
Less: current portion	(11,563)	-
	$18,125	$-

3. DUE FROM STOCKHOLDER

The Company has advances receivable from its parent company. Advances carry no specific provision for interest or repayment. The parent company stated that it will not request repayment within the next fiscal year.

4. PROPERTY, PLANT AND EQUIPMENT

			2002	2001
	Cost	Accumulated Amortization	Net Book Value	Net Book Value
Computer equipment	$10,166	$2,928	$7,238	$-
Telephone equipment	119,305	18,058	101,247	7,405
	$129,471	$20,986	$108,485	$7,405

5. LOANS PAYABLE

	2002	2001
Best Holding Limited	$67,952	$-
Media Fund Limited	67,952	-
Bove Telecom Services Inc.	30,851	-
	$166,755	$-

The Company has loans payable which are non-interest bearing and have no specific repayment terms. The lenders stated that they will not request payment within the next fiscal year.

6. DUE TO DIRECTOR

The Company has a loan payable to its director which is non-interest bearing and has no specific repayment terms. The director has stated that he will not request payment within the next fiscal year.

7. SHARE CAPITAL

Authorized: unlimited common shares without par value.

	2002	2001
Issued and outstanding:

On March 23, 2002, the Company split its common shares by a ratio of 5,000,000 to 1.

8. SUBSEQUENT EVENT

Effective July 10, 2002, 100% of the Company's issued and outstanding shares were sold in exchange for 5,000,000 of the acquiring company's common shares.

PRIME EQUIPMENT, INC.

(SUCCESSOR TO IP TELESERVICES INC.)

PRO-FORMA CONDENSED FINANCIAL STATEMENTS

December 31, 2001

(U.S. DOLLARS)

PRIME EQUIPMENT, INC.

(SUCCESSOR TO IP TELESERVICES INC.)

PRO-FORMA CONDENSED FINANCIAL STATEMENTS

December 31, 2001

(U.S. Dollars )

The following pro-forma condensed balance sheet as of December 31, 2001 and the pro-forma condensed statement of earnings for the year ended December 31, 2001 give effect to the reverse acquisition of IP Teleservices Inc. by Prime Equipment, Inc. (Prime) on July 10, 2002.

The pro-forma information is based on the historical financial statements of Prime and IP Teleservices Inc. giving effect to the acquisition under the purchase method of accounting as if such transaction had been consummated as of the beginning of the year presented, and under the assumptions and adjustments in the accompanying notes to the pro-forma condensed financial statements.

The information contained in the following pro-forma condensed financial statements does not purport to be indicative of the results of operations of the Company which may have been attained had the acquisition been effect on the dates assumed.

The pro-forma information with respect to the acquisitions reflects: (i) the issuance of five million (5,000,000) shares in exchange for all the outstanding shares of IP Teleservices Inc. and a software platform; (ii) the issuance of five hundred thousand preferred shares for services.

The pro-forma condensed financial information contained herein should be read in conjunction with the historical financial statements and related notes of Prime Equipment, Inc. included in its filings with the Securities and Exchange Commission and with the historical financial statements of IP Teleservices Inc. included herein.

PRIME EQUIPMENT, INC.

(SUCCESSOR TO IP TELESERVICES INC.)

NOTES TO PRO-FORMA CONDENSED FINANCIAL STATEMENTS

December 31, 2001

(U.S. Dollars)

Translation of foreign currencies

The IP Teleservices Inc. historical balance sheets as of December 31, 2001 have been translated from Canadian dollars to U.S. dollars at the exchange rates in effect at the balance sheet date. The historical income statements for the year ended December 31, 2001 have been translated at the average rate for the year. The translation difference has been included in Other Comprehensive Income under Stockholders' equity section of the balance sheet.

PRIME EQUIPMENT, INC.

(SUCCESSOR TO IP TELESERVICES INC.)

PRO-FORMA CONDENSED BALANCE SHEET

December 31, 2001

(U.S. Dollars)
	Prime	IP	Adjustments	Pro-forma
	Equipment,	Teleservices
	Inc.	Inc.

ASSETS
Current
Cash	$ 4,115	$ 54,100	$ -	$ 58,215
Accounts receivable	-	140,148	-	140,148
Government agencies receivable	-	4,345	-	4,345
Prepaid expenses	150	119,999	-	120,149
Current portion of lease receivable	-	16,265	-	16,265
	4,265	334,857	-	339,122

Lease receivable	-	13,449	-	13,449

Due from shareholder	-	1,508	-	1,508

Property, plant and equipment	-	102,891	-	102,891

Software	-	-	1	1

Goodwill	-	-	123,546	123,546
TOTAL ASSETS	$ 4,265	$ 452,705	$ 123,547	$ 580,517

LIABILITIES AND SHAREHOLDERS' EQUITY
Current:
Accounts payable	$ 43,278	$ 237,794	$ -	$ 281,072
Note payable	25,000	-	-	25,000
Interest payable	3,798	-	-	3,798
Customer deposits	-	44,148	-	44,148
	72,076	281,942	-	354,018

Notes payable to stockholders	46,505	-	-	46,505

Interest payable to stockholders	3,411	-	-	3,411

Loans from stockholders	5,288	-	-	5,288

Loans payable	-	166,901	-	166,901

Due to director	-	3,792	-	3,792

	127,280	452,635	-	579,915

Stockholders' equity
Preferred shares, 510,000 shares	-	-	510	510
Common stock, 4,046,000 shares	4,046	1	(4,014)	33
Other comprehensive income	-	(2)	-	(2)
Additional paid-in capital	46,304	-	(46,304)	-
Deficit	(173,365)	71	173,365	71

	(123,015)	70	123,547	602

	$ 4,265	$ 452,705	$ 123,547	$ 580,517

The accompanying notes are an integral part of these financial statements

EVANCIC PERRAULT ROBERTSON

PRIME EQUIPMENT, INC.

(SUCCESSOR TO IP TELESERVICES INC.)

PRO-FORMA CONDENSED STATEMENT OF EARNINGS

Year-ended December 31, 2001

(U.S. Dollars)

	Prime	IP	Adjustments	Pro-forma
	Equipment,	Teleservices
	Inc.	Inc.

Revenue	$ -	$ 186,975	$ -	$ 186,975

Cost of goods sold	-	128,492	-	128,492

Gross profit	-	58,483	-	58,483

Operating expenses

Amortization	-	11,331	-	11,331
Foreign exchange	-	(4,333)	-	(4,333)
Consulting	-	11,754	-	11,754
Rent	4,836	-	-	4,836
Office expenses	6,460	309	-	6,769
Fees	655	-	-	655
Professional fees	32,469	9,602	500	42,071
Travel	17,872	12,617	-	30,489
Meals and entertainment	3,032	585	-	3,617
Interest expense	8,022	88	-	8,110
Subcontractors	-	16,459	-	16,459

	73,346	58,412	500	131,758

Operating profit	(73,346)	71	(500)	(73,275)

Interest earned	600	-	-	600

Net income (loss) for the year	(72,746)	71	(500)	(72,675)

Deficit, beginning of year	(100,619)	-	-	(100,619)

Adjustment due to consolidation			173,365	173,365

Deficit, end of year	$ (173,365)	$ 71	$ (500)	$ 71

Weighted average common				9,025,589
shares outstanding

Earnings per share				$ 0.000

The accompanying notes are an integral part of these financial statement

EVANCIC PERRAULT ROBERTSON

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME EQUIPMENT, INC.

/s/ Perry Guglielmi

Perry Guglielmi

President

Dated: July 23, 2002